FPA CAPITAL FUND, INC.

                                                             SEMI-ANNUAL REPORT

[First Pacific Advisors Logo]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064                                SEPTEMBER 30, 2001

PA80SARPT1101

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Semi-Annual Report covers the six months ended September 30, 2001. Your Fund's net asset value (NAV) per share closed at $22.98. The NAV reflects a distribution of $0.68 on July 9, 2001, to shareholders of record on June 29, 2001. This distribution included a $0.03 income dividend and a $0.65 capital gains distribution, $0.45 of which was long-term.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and several comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                      AVERAGE ANNUAL TOTAL RETURN
                                    PERIODS ENDED SEPTEMBER 30, 2001
                                    --------------------------------
                                      1 YEAR    5 YEARS    10 YEARS
                                      ------    -------    --------
FPA Capital Fund,
  Inc. (NAV)                          -3.16%*    8.67%*     15.92%*
FPA Capital Fund, Inc.
  (Net of Sales Charge)               -8.24%++   7.51%++    15.30%++
Lipper Mid-Cap Value Fund
  Average                              1.92%    11.26%      12.87%
Russell 2000 Index                   -21.21%     4.54%      10.01%
Standard & Poor's
  500 Stock Index                    -26.62%    10.22%      12.70%

     The Fund's six-month return, which includes both the changes in NAV and the reinvestment of distributions paid, was 2.34%*. This compares with total returns of -4.17% for the Lipper Average, -9.47% for the Russell 2000, and -9.69% for the S&P 500. On a calendar year-to-date basis, these same comparisons are:
5.64%* for FPA Capital Fund; -4.93% for the Lipper Average; -15.36% for the Russell 2000; and -20.39% for the S&P 500.

COMMENTARY

     Before discussing your Fund's performance, portfolio changes and outlook, we wish to convey our deep sense of shock and sympathy to the families and friends who lost loved ones on September 11. We also want to thank all the police, firefighters and construction workers who risked their lives trying to save these unfortunate victims. We feel a great sense of pride in the way our country has come together in this time of trial. As in other difficult times, we will not only face this challenge but we will overcome and grow stronger because of it. We Americans have an inner strength that adapts to times of trial and tribulation.

     As investment managers, we believe that we have finally been vindicated for the cautious stance that we have taken toward the stock market over the last two years. During the last eighteen months, we have witnessed the greatest capital destruction in history, with consumer wealth contracting at the fastest rate ever. This is a major "bear" market, since the primary indices have declined by the largest magnitudes since 1974. Fortunately, we have avoided this carnage, unlike many other equity funds. A review of growth and aggressive-growth funds will show many with declines of 20% to 75% in 2001, whereas your Fund has experienced a POSITIVE 5.64% investment return. Many value funds have also lost money this year. The best-performing segments have been in the small/mid-cap value universes, and your Fund is among the better performers within these segments. In a terrible stock-market environment, we are glad to be able to report good news.

     We believe that the small/mid-cap universe of stocks will continue to be among the better-performing sectors for the foreseeable future. During this period of uncertainty and fear, we expect value stocks to lead. This past year reminds us of 1990/1991. In that earlier period, small-cap stocks had just completed a six-year period of underperformance. Your Fund suffered through this period as well. As the economic recession took hold in 1991, small/mid-cap stocks began to outperform. In the prior year, many investors had given up on these types of stocks. We can say the same thing occurred in 2000. Value investing was considered dead, especially small/mid-cap value investing.

---------------

* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the maximum sales charge of 5.25% of the offering price

Exactly the opposite has occurred since your Fund's re-opening on January 1, 2001.

     The universe of stocks that we invest in is valued at a substantial discount to the large-cap universe, in general. Even with the S&P 500 down over 32% from its high, it sells at approximately 24x times trailing twelve-month earnings and over 30x this year's earnings. In contrast, we are selecting and investing in companies that are valued at modest P/E ratios with small price premiums to book value. Over time, we expect our companies to decline less or appreciate more than these higher valuation stocks. This is important to know in highly volatile and uncertain financial markets.

     Given the events of September 11, you may be wondering whether we have changed our strategy or our economic outlook. Before discussing this, we believe it would be helpful to briefly review our expectations prior to this date. We had maintained that economic growth would remain languid through 2002. We also had a far more negative outlook for corporate profits than the consensus. We came to this conclusion because, in our opinion, this was the first economic slowdown since the depression that began with a decline in investment spending. Consumer spending held up while corporate spending declined. Rarely does a monetary policy of reducing interest rates help very much when there is excess plant capacity. The excess capacity was a direct result of the over-investment in equipment and structures in the technology area. We believed it would take a prolonged period of low interest rates and slow economic growth to eventually use up this excess capacity. In our opinion, it would take a proactive fiscal policy to help jumpstart the slow economy. We did not see this as a possibility since the focus in Washington was on maintaining a budget surplus that would constrain any significant growth in governmental expenditures.

     As a result of September 11, the economic world has changed. Monetary policy has become the most aggressive that I have witnessed in my thirty-year career. The federal funds rate has been lowered twice in approximately two weeks by 100 basis points (there are a 100 basis points in a percentage point). The watchword is liquidity. The Fed is insuring that there is more than sufficient liquidity in the system to contain any negative fallout from the tragedy. In addition, the federal government has become proactive again. It is now politically acceptable to spend money. Recently announced fiscal policy initiatives total approximately $60 billion. In all likelihood, we will have another tax cut and some business incentives that could total $50 to $70 billion. These combined initiatives could add over 1% to economic growth next year. This is the first time since 1982 and the 1960s that both monetary and fiscal policies have expanded at the same time.

     In light of these changes, we now expect economic growth to be more severely hit in the short term, i.e., for the third and fourth quarters of this year. The combination of this tragedy along with the collapse in the stock market has hit consumer confidence severely. These negatives should hurt Christmas sales more than previously expected. As a result, this slowdown will now be classified as a recession that probably began sometime around mid-year. However, we believe that because of the enactment of aggressive monetary and fiscal policies, the second half of next year should prove to be far stronger than the consensus is forecasting currently. We also expect that the consumer will gradually recover from the psychological shock of September 11. Unless there are protracted attacks that hit key infrastructure points in our economy, we Americans will get acclimated to this potential threat. As an example, we can look at Israel's economy that grew every year for the past ten years despite repeated attacks on its homeland.

     We believe that this recent chaos again reminds investors that there are risks in this world. It was not too long ago that many were counting on spending the "peace dividend" after the end of the Cold War. Many believed that we had entered a far safer world, where one could justify paying almost any valuation for a growth company. Some "experts" even argued that equities should carry no risk premiums since, over any twenty-year period, stocks provided positive investment returns. We never subscribed to this drivel. We believe the stock market is in the process of coming to grips with the concept of rising equity risk premiums. Furthermore, in our opinion, the recent aggressive monetary and fiscal policy initiatives should lead to higher interest rates next year. With a ten-year Treasury bond yield of 4.49%, there is virtually no value in the Treasury market. If we are correct, the combination of rising equity premiums and interest rates should lead to lower P/E ratios in general. As a result, the major stock market indices should continue generating substandard investment returns. In 1997, we argued that annual equity investment returns were likely to fall into the 7% or less range for the foreseeable future. We believe that, over the next five years, the S&P 500 could produce annual investment returns of 5% or less. At 24x trailing twelve-month earnings and potentially 22x normalized earnings, there is not much margin for error. In light of this, we are being more vigilant than ever in selecting only companies with modest valuations from an absolute value standpoint.

     Our capital commitment to new positions reflects our cautious outlook on investing that existed even before the events of September 11. During July and August we began slowly re-establishing our exposure to energy. We began slowly since we believed the economic growth outlook would likely get worse in 2002 and this would lead to lower share prices. Because of the September 11 tragedy and the government's policy responses, we believe this whole cycle has been put into fast forward. We have accelerated our purchases dramatically. As a result of our active buying in the week of September 17, energy-stock investments now represent almost 8% of the portfolio versus zero two months ago. Our focus has been on natural gas drillers and equipment suppliers. You may read a much more detailed discussion of this area in Rikard Ekstrand's commentary at the end of this shareholder letter. He is another associate who works with me in the management of your Fund. This continues a policy that began with our March shareholder letter of having one of my associates discuss a particular area of interest in each letter. In this way, you should gain a better understanding of the team that is working to invest your assets.

     The financial chaos of the past few weeks has created investment opportunities that we have not seen since 1998. We are being very selective since the major stock market index valuation ratios are not at levels that would be considered inexpensive. By past standards, they would still be considered expensive. Besides energy, we added to several of our existing positions. For example, our Reebok International holding, which was almost completely sold recently between $32 and $35, is now being reacquired at less than $20, or 10x earnings. We also added to our Centex position in the $28 range, when the stock fell to 90% of book value and 5x earnings. Investor fears that housing purchases are likely to collapse drove the share price down to this level. We believe this valuation level more than discounts the risk. On the other side, we liquidated our position in DRS Technologies, Inc. for a sizeable gain. The stock skyrocketed in price as investors rushed to buy defense company stocks (herd mentality). At 35x earnings, 4x book value and 11x EBITDA, we think we can find far cheaper and more rewarding investments. We held this stock for over thirteen years. This again demonstrates our basic strategy of buying weakness and selling strength.

     After the portfolio changes, your Fund continues to maintain a competitive valuation advantage over the market. At the end of September, the Fund's P/E and P/BV ratios (Price/Book Value) were 12.9x and 1.3x, respectively. By comparison, the P/E ratios of the Russell 2000 and the S&P 500 were 24.8x and 23.8x, while the P/BV ratios were 1.8x and 3.3x, respectively. Our companies are financially strong, with a 26.9% average Total-Debt/Total Capitalization ratio, which compares favorably to the 37.7% and 45.0% for the Russell 2000 and the S&P
500. The portfolio's median market capitalization was $453.6 million, while its weighted-average market capitalization was $1.3 billion. The Russell 2000's median and weighted-average market capitalizations were $330 million and $720 million, while those of the S&P 500 were $7.0 billion and $96.2 billion, respectively.

     We expect these turbulent financial markets to continue for some period of time. We do not believe the carnage is over. Despite the fear and uncertainty, we have not seen wholesale liquidation of mutual-fund equity positions by investors. We have only had two months of net equity-fund liquidations this year. After the worst stock market collapse since 1974, we still have net inflows for the year. September's record net equity redemptions of over $22 billion was equal to only 0.7% of U.S equity mutual-fund assets, according to The Leuthold Group's calculations. This is considerably less than the 3.1% loss of assets in October 1987. Until we see a sustained period of net liquidations of growth and aggressive-growth funds, we will remain very cautious about adding technology stocks. With this final comment, I would like to introduce you to Rikard Ekstrand's investment thoughts.

RIKARD EKSTRAND'S INVESTMENT COMMENTARY

     These are exciting times to invest in the oil sector because of the multitude of high-quality companies selling at bargain prices. Most companies in this sector have declined more than 50% and in excess of 70% from their highs. As you know, we invest in superior or potentially superior companies selling at low absolute valuations in relation to free cash flows and asset values. To find investments that fit these criteria, we have to search in sectors that are presently "out of favor," such as the oil industry. Over the last six years, I have followed the oil sector closely and profitably deployed capital in it. In early 1999, when oil prices were depressed, we invested in the sector. A year later, we sold our investments at a sizeable profit. Now, we are getting another chance to participate in the sector because of fears that oil prices will drop significantly with the slowing global economy. Looking at the low stock prices, one would think we were back to the depressed situation of 1999, with oil prices at $12 per barrel. This is not the case since oil prices are currently substantially above the 1999 price level. Also, the long-term outlook for U.S. natural gas continues to be very positive. Your Fund has taken advantage of this discrepancy between current stock prices and long-term fundamentals by investing in three oil service companies--ENSCO International, Patterson-UTI Energy, and National-Oilwell.

     ENSCO is an old winner of ours. We originally purchased ENSCO in early 1999 when the stock was selling at 30% of its replacement cost. We exited the position a year later after the stock quadrupled. We are now again investing in it at a 60% discount from where we exited. It is the leading Gulf of Mexico jackup rig company and an indirect or "backdoor" way to invest in improving natural gas fundamentals. The large natural gas surpluses from the 1980s have now been worked down. Increases in gas demand, on the order of 3% per year, are led by new installations of gas-fired power generating plants. Under-investment in power generation during the past decade has led to inadequate capacity in the existing infrastructure. As a result, gas demand for power generation grew 11% between 1999 and 2000 and is expected to continue double-digit growth for several years. This demand can only be satisfied by increased supply that comes primarily from drilling in the Gulf of Mexico, which provides 23% of U.S. natural gas supplies. ENSCO is a direct beneficiary of this trend.

     Patterson-UTI is the number-one U.S. land-drilling company in footage and wells drilled. It was purchased at a depressed valuation of 30% of replacement cost. It too benefits from the natural gas trends previously discussed. U.S. land rigs provide two thirds of all natural gas supplies. As natural gas demand increases, these land rigs become an increasingly precious commodity since the land-rig count has declined from a peak of 5,000 units in the early 1980s to a current 1,370. In early 2001, Patterson-UTI rose to a premium to its replacement cost, or triple its current share price. We expect a return to this valuation once utilizations start improving again.

     National-Oilwell makes land rigs and key components for both onshore and offshore rigs, including drawworks, mud pumps and top drives. It is an "indirect play" on increasing rig utilizations. With the existing onshore and offshore fleets pushing their useful lives of 20-25 years, the coming upturn in rig utilizations will require substantial upgrading of equipment. Both domestic and international land-rig fleets will require sizeable modernization over the next five years. We were able to acquire this holding at less than 4x estimated peak earnings and 8x free cash flow.

     Our energy sector investments again demonstrate our style of buying into pessimism while selling into optimism. We believe that when natural gas prices recover from their currently depressed levels, these holdings will provide substantial future capital gains.

     With those closing comments, we thank you for your continued investment and welcome our many new shareholders.

Respectfully submitted,


/s/ Robert L. Rodriguezd

Robert L. Rodriguez, CFA
President and Chief Investment Officer
October 6, 2001

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 2001

                                                                    SHARES
                                                                  ----------
NET PURCHASES
COMMON STOCKS
Centex Corporation                                                    24,700
Conseco, Inc.                                                        458,200
ENSCO International Incorporated (1)                                 683,500
Exabyte Corporation                                                  473,400
Fleetwood Enterprises, Inc.                                           45,100
National-Oilwell, Inc. (1)                                           653,400
Patterson-UTI Energy, Inc. (1)                                       762,200
Westcorp                                                              38,261

NET SALES
COMMON STOCKS
CPI Corp. (2)                                                         66,200
Craig Corporation (Class "A") (2)                                    266,000
DRS Technologies, Inc. (2)                                           428,700
Horace Mann Educators Corporation                                    229,100
House2Home, Inc.                                                     272,000
Michaels Stores, Inc.                                                 37,000
Reebok International Ltd.                                            120,900
Ross Stores, Inc.                                                    450,000


(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2001

COMMON STOCKS                                               SHARES            VALUE
------------------------------------------------------   ------------   ---------------
 TECHNOLOGY -- 22.3%
Arrow Electronics, Inc.*                                    1,300,000   $   27,118,000
Avnet, Inc.                                                 1,510,000       27,466,900
Exabyte Corporation*+                                       1,650,000        1,056,000
Hutchinson Technology Incorporated*                           624,300       11,112,540
KEMET Corporation*                                             20,000          329,200
Storage Technology Corporation*                             1,741,200       21,852,060
                                                                        --------------
                                                                        $   88,934,700
                                                                        --------------
RETAILING -- 21.7%
Big Lots, Inc.*                                             1,609,100   $   13,339,439
Good Guys, Inc.*                                              409,000        1,108,390
House2Home, Inc.*+                                          1,777,400        2,310,620
Michaels Stores, Inc.*                                        950,000       34,713,000
Ross Stores, Inc.                                           1,200,000       35,100,000
                                                                        --------------
                                                                        $   86,571,449
                                                                        --------------
CONSUMER DURABLES -- 16.8%
Centex Corporation                                            334,100   $   11,269,193
Champion Enterprises, Inc.*                                 1,903,600       13,230,020
Coachmen Industries, Inc.+                                    840,500        7,564,500
Fleetwood Enterprises, Inc.                                   950,000       10,621,000
Flexsteel Industries, Inc.                                    134,500        1,452,600
Recoton Corporation*+                                         630,400        7,785,440
Thor Industries, Inc.                                         555,000       15,151,500
                                                                        --------------
                                                                        $   67,074,253
                                                                        --------------
FINANCIAL -- 11.7%
Conseco, Inc.*                                              2,400,000   $   17,424,000
Countrywide Credit Industries, Inc.                           325,000       14,277,250
Horace Mann Educators Corporation                             500,000        8,825,000
Westcorp                                                      363,481        6,233,699
                                                                        --------------
                                                                        $   46,759,949
                                                                        --------------


COMMON STOCKS-CONTINUED                                           SHARES            VALUE
------------------------------------------------------------    ----------    ---------------
ENERGY -- 7.3%
ENSCO International Incorporated                                   683,500    $     9,992,770
National-Oilwell, Inc.*                                            653,400          9,474,300
Patterson-UTI Energy, Inc.*                                        762,200          9,420,792
                                                                              ---------------
                                                                              $    28,887,862
                                                                              ---------------
BASIC MATERIALS -- 5.6%
Celanese AG                                                        791,000    $    12,260,500
International Aluminum Corporation                                 168,100          3,940,264
Oregon Steel Mills, Inc.                                         1,003,700          5,369,795
Rouge Industries, Inc. (Class "A")                                 752,300            669,547
                                                                              ---------------
                                                                              $    22,240,106
                                                                              ---------------
INDUSTRIAL PRODUCTS -- 2.4%
Belden Inc.                                                        504,300    $     9,480,840
                                                                              ---------------

BUSINESS SERVICES & SUPPLIES -- 2.2%
Angelica Corporation+                                              504,300    $     4,790,850
Manpower Inc.                                                      150,000          3,949,500
                                                                              ---------------
                                                                              $     8,740,350
                                                                              ---------------

CONSUMER NON-DURABLES -- 1.6%
Rawlings Sporting Goods Company, Inc.*                             142,600    $       456,320
Reebok International Ltd.*                                         279,100          5,777,370
                                                                              ---------------
                                                                              $     6,233,690
                                                                              ---------------

TOTAL COMMON STOCKS -- 91.6% (Cost $379,432,212)                              $   364,923,199
                                                                              ---------------


                                                                                      PRINCIPAL
                                                                                       AMOUNT          VALUE
                                                                                   --------------  ---------------
NON-CONVERTIBLE BONDS AND DEBENTURES -- 5.4%
Federal Home Loan Mortgage Corporation (IO)
 --7% 2020                                                                            $ 1,393,234     $     57,471
U.S. Treasury Inflation-Indexed Notes
 --3.375% 2007                                                                         20,560,566       21,161,319
                                                                                                   ---------------
TOTAL NON-CONVERTIBLE BONDS
 AND DEBENTURES (Cost $20,060,822)                                                                    $ 21,218,790
                                                                                                   ---------------

TOTAL INVESTMENT SECURITIES -- 97.0% (Cost $399,493,034)                                              $386,141,989



SHORT-TERM CORPORATE NOTE -- 3.2% (Cost $12,813,000)
American General Corporation -- 3.38% 10/1/01                                         $12,813,000       12,813,000
                                                                                                   ---------------

TOTAL INVESTMENTS -- 100.2% (Cost $412,306,034)                                                       $398,954,989
Other assets and liabilities, net -- (0.2)%                                                               (674,463)
                                                                                                   ---------------

TOTAL NET ASSETS -- 100%                                                                              $398,280,526
                                                                                                   ---------------
                                                                                                   ---------------

*   Non-income producing securities
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the six-month period ended September 30, 2001. Following is a summary of transactions in securities of these affiliates.


                                                     PURCHASES     SALES        REALIZED         DIVIDEND
                                                      AT COST      AT COST      GAIN (LOSS)       INCOME
                                                 ----------------------------------------------------------
    Angelica Corporation                                --           --             --           $80,688
    Coachmen Industries, Inc.                           --           --             --            84,050
    Exabyte Corporation                               $309,643  $  357,500     $  (316,206)         --
    House2Home, Inc.                                    --       2,257,897      (1,033,544)         --
    Recoton Corporation                                 --           --             --              --

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2001

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $399,493,034)                                                 $386,141,989
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                                                  12,813,000     $398,954,989
                                                                                  ---------------
  Cash                                                                                                         191
  Receivable for:
    Investment securities sold                                                       $  3,998,362
    Capital Stock sold                                                                  1,513,766
    Dividends and accrued interest                                                        480,630        5,992,758
                                                                                  ---------------  --------------
                                                                                                      $404,947,938

LIABILITIES
  Payable for:
    Investment securities purchased                                                  $  5,572,264
    Capital Stock repurchased                                                             746,899
    Advisory fees and financial services                                                  263,928
    Accrued expenses and other liabilities                                                 84,321        6,667,412
                                                                                  ---------------  --------------

NET ASSETS                                                                                            $398,280,526
                                                                                                   ---------------
                                                                                                   ---------------

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 17,331,717 shares                                                 $    173,317
  Additional Paid-in Capital                                                                           384,063,803
  Undistributed net realized gain on investments                                                        27,349,056
  Undistributed net investment income                                                                       45,395
  Unrealized depreciation of investments                                                               (13,351,045)
                                                                                                   ---------------
NET ASSETS                                                                                            $398,280,526
                                                                                                   ---------------
                                                                                                   ---------------

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                                               $22.98
                                                                                                           -------
                                                                                                           -------
  Maximum offering price per share
   (100/94.75 of per share net asset value)                                                                 $24.25
                                                                                                           -------
                                                                                                           -------

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   For the Six Months Ended September 30, 2001

INVESTMENT INCOME
    Dividends (including $164,738 from securities of affiliates)                                        $  1,396,264
    Interest                                                                                                 946,623
                                                                                                   -----------------
                                                                                                        $  2,342,887

EXPENSES
    Advisory fees                                                                    $  1,485,066
    Financial services                                                                    224,625
    Transfer agent fees and expenses                                                      125,658
    Registration fees                                                                      26,616
    Insurance                                                                              26,234
    Reports to shareholders                                                                23,982
    Custodian fees and expenses                                                            22,363
    Directors' fees and expenses                                                           20,000
    Audit fees                                                                             16,000
    Postage                                                                                 8,920
    Legal fees                                                                              5,440
    Taxes                                                                                     800          1,985,704
                                                                                -----------------  -----------------
            Net investment income                                                                       $    357,183
                                                                                                   -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)                     $ 47,996,483
    Cost of investment securities sold                                                 20,605,035
                                                                                -----------------
        Net realized gain on investments                                                                $ 27,391,448

Unrealized depreciation of investments:
    Unrealized appreciation at beginning of period                                   $  5,932,978
    Unrealized depreciation at end of period                                          (13,351,045)
                                                                                -----------------
        Net unrealized depreciation of investments                                                       (19,284,023)
                                                                                                   -----------------

            Net realized and unrealized gain on investments                                             $  8,107,425
                                                                                                   -----------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                                       $  8,464,608
                                                                                                   -----------------
                                                                                                   -----------------

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS



                                                        SIX MONTHS ENDED                        YEAR ENDED
                                                       SEPTEMBER 30, 2001                     MARCH 31, 2001
                                              ---------------------------------     ----------------------------------
                                                                                                       C>

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                          $    357,183                         $   1,714,943
  Net realized gain on investments                 27,391,448                            43,411,106
  Decrease in unrealized
   appreciation of investments                    (19,284,023)                          (79,599,887)
                                               --------------                       ---------------

Increase (decrease) in net assets
  resulting from operations                                         $  8,464,608                         $ (34,473,838)
Distributions to shareholders from:
  Net investment income                          $   (502,783)                        $  (2,119,256)
  Net realized capital gains                      (10,893,774)       (11,396,557)      (116,472,248)      (118,591,504)
                                               --------------                       ---------------
Capital Stock transactions:
  Proceeds from Capital Stock sold               $ 39,732,721                         $  51,157,629
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions                 10,075,879                           101,997,165
  Cost of Capital Stock repurchased               (36,981,793)        12,826,807       (129,603,911)        23,550,883
                                               --------------     --------------    ---------------    ---------------

Total increase (decrease) in net assets                             $  9,894,858                         $(129,514,459)

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $190,995 and $595,308                                           388,385,668                           517,900,127
                                                                  --------------                       ---------------

End of period, including
  undistributed net investment income
  of $45,395 and $190,995                                           $398,280,526                         $ 388,385,668
                                                                  --------------                       ---------------
                                                                  --------------                       ---------------

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                           1,514,830                             2,004,277
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                      366,263                             4,229,593
Shares of Capital Stock repurchased                                   (1,429,503)                           (4,915,264)
                                                                  --------------                       ---------------

Increase in Capital Stock outstanding                                    451,590                             1,318,606
                                                                  --------------                       ---------------
                                                                  --------------                       ---------------

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                  SIX
                                                 MONTHS
                                                 ENDED
                                                SEPTEMBER            YEAR ENDED MARCH 31,
                                                   30,     ----------------------------------------------
                                                  2001      2001      2000      1999      1998      1997
                                                 ------    ------    ------    ------    ------    ------
Per share operating performance:
Net asset value at beginning of period           $23.01    $33.28    $30.34    $38.30    $32.28    $27.55
Income from investment operations:
  Net investment income                          $ 0.02    $ 0.11    $ 0.12    $ 0.40    $ 0.49    $ 0.38

  Net realized and unrealized gain (loss) on
   investment securities                           0.63     (2.48)     7.07     (4.76)     8.74      6.98
                                                 ------    ------    ------    ------    ------    ------
Total from investment operations                 $ 0.65    $(2.37)   $ 7.19    $(4.36)   $ 9.23    $ 7.36
                                                 ------    ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income           $(0.03)   $(0.14)   $(0.22)   $(0.40)   $(0.47)   $(0.37)
  Distributions from net realized
    capital gains                                 (0.65)    (7.76)    (4.03)    (3.20)    (2.74)    (2.26)
                                                 ------    ------    ------    ------    ------    ------
  Total distributions                            $(0.68)   $(7.90)   $(4.25)   $(3.60)   $(3.21)   $(2.63)
                                                 ------    ------    ------    ------    ------    ------
Net asset value at end of period                 $22.98    $23.01    $33.28    $30.34    $38.30    $32.28
                                                 ------    ------    ------    ------    ------    ------
                                                 ------    ------    ------    ------    ------    ------


Total investment return*                          2.34%   (6.74)%    25.39%  (12.45)%    30.10%    27.30%
Ratios/supplemental data:
Net assets at end of period (in $000's)         398,281   388,386   517,900   513,894   789,436   597,184
Ratio of expenses to average net assets           0.88%+    0.89%     0.86%     0.86%     0.83%     0.84%
Ratio of net investment income to
  average net assets                              0.16%+    0.39%     0.35%     1.20%     1.38%     1.27%
Portfolio turnover rate                             20%+       5%       18%       19%       24%       21%


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2001 is not annualized.
+  Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2001


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as an open-end, diversified, management investment company. The Fund's primary investment objective is long-term capital growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

         Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related

     Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

         The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $44,022,287 for the six months ended September 30, 2001. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 2001 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2001 for federal income tax purposes was $94,935,301 and $108,286,346, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser

                          NOTES TO FINANCIAL STATEMENTS
                                    Continued

an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended September 30, 2001, the Fund paid aggregate fees of $20,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended September 30, 2001, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $8,971 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                             OFFICERS AND DIRECTORS

DIRECTORS

Willard H. Altman, Jr.
DeWayne W. Moore
Alfred E. Osborne, Jr.
Robert L. Rodriguez
Lawrence J. Sheehan

OFFICERS

Robert L. Rodriguez, PRESIDENT AND
   CHIEF INVESTMENT OFFICER
Dennis M. Bryan, VICE PRESIDENT
Eric S. Ende, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000


This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.